EXHIBIT 99

FIRST AMENDMENT

TO LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of February 6, 2004, by and between Congress Financial Corporation (Southwest), a Texas corporation, as successor-in-interest to Congress Financial Corporation (Southern), a Georgia corporation (the “Lender”) and Champion Parts, Inc., an Illinois corporation (the “Borrower”).

W I T N E S S E T H:

WHEREAS, the Borrower and the Lender are parties to that certain Loan and Security Agreement, dated as of February 8, 2001 (the “Loan Agreement”); and

WHEREAS, the Borrower has requested certain amendments to the Loan Agreement;

WHEREAS, the Lender has agreed to the requested amendments on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree that all capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Loan Agreement, and further agree as follows:

1.

Amendments to Section 1 of the Loan Agreement.

(a)

Section 1 of the Loan Agreement, Definitions, is hereby modified and amended by amending Section 1.4, “Availability Reserves” by inserting the following therein following the final period thereof:

““Availability Reserves” shall include, without limitation, a reserve equal to (i) for the week commencing February 16, 2004, $50,000, (ii) for the week commencing February 23, 2004, $100,000, (iii) for the week commencing March 1, 2004, $150,000, (iv) for the week commencing March 8, 2004, $200,000 and (v) for each week commencing from and after March 15, 2004, $250,000.”

(b)

Section 1 of the Loan Agreement, Definitions, is hereby modified and amended by amending Section 1.33, “Maximum Credit” by deleting such section in its entirety and substituting the following in lieu thereof:

““Maximum Credit” shall mean the amount of $10,500,000.”

(c)

Section 1 of the Loan Agreement, Definitions, is hereby modified and amended by amending Section 1.47, “Revolving Loan Interest Rate” by deleting such section in its entirety and substituting the following in lieu thereof:

““Revolving Loan Interest Rate” shall mean a rate of two and three-quarters of one percent (2.75%) per annum in excess of the Prime Rate.”

(d)

Section 1 of the Loan Agreement, Definitions, is hereby modified and amended by amending Section 1.53, “Term Loan Interest Rate” by deleting such section in its entirety and substituting the following in lieu thereof:

““Term Loan Interest Rate” shall mean a rate of three percent (3.0%) per annum in excess of the Prime Rate.”

2.

Amendments to Section 3 of the Loan Agreement.

(a)

Section 3 of the Loan Agreement, Interest and Fees, is hereby modified and amended by deleting Section 3.4, Servicing Fee, in its entirety and substituting the following in lieu thereof:

“Servicing Fee.  Borrower shall pay to Lender monthly a servicing fee in an amount equal to $5,000 in respect of Lender’s services for each month (or part thereof) while this Agreement remains in effect and for so long thereafter as any of the Obligations are outstanding, which fee shall be fully earned as of and payable in advance on the date hereof and on the first day of each month hereafter.”

3.

Section 12 of the Loan Agreement, Term of Agreement; Miscellaneous, is hereby modified and amended by deleting Section 12, Term, in its entirety and substituting the following in lieu thereof:

“12.1

Term.

(a)

This Agreement and the other Financing Agreements shall become effective as of the date set forth on the first page hereof and shall continue in full force and effect for a term ending on May 8, 2004.  Upon the effective date of termination or non-renewal of the Financing Agreements, Borrower shall pay to Lender, in full, all outstanding and unpaid Obligations and shall furnish cash collateral to Lender in such amounts as Lender determines are reasonably necessary to secure Lender from loss, cost, damage or expense, including attorneys’ fees and legal expenses, in connection with any contingent Obligations, including issued and outstanding Letter of Credit Accommodations and checks or other payments provisionally credited to the Obligations and/or as to which Lender has not yet received final and indefeasible payment.  Such cash collateral shall be remitted by wire transfer in Federal funds to such bank account of Lender, as Lender may, in its discretion, designate in writing to Borrower for such purpose.  Interest shall be due until and including the next business day, if the amounts so paid by Borrower to the bank account designated by Lender are received in such bank account later than 12:00 noon, Atlanta, Georgia time.

(b)

No termination of this Agreement or the other Financing Agreements shall relieve or discharge Borrower of its respective duties, obligations and covenants under this Agreement or the other Financing Agreements until all Obligations have been fully and finally discharged and paid, and Lender’s continuing security interest in the Collateral and the rights and remedies of Lender hereunder, under the other Financing Agreements and applicable law, shall remain in effect until all such Obligations have been fully and finally discharged and paid.”

4.

No Other Consents, Amendments or Waivers. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided above, operate as a waiver of any right, power or remedy of the Lender under the Loan Agreement or any of the other Financing Agreements, nor constitute a waiver of any provision of the Loan Agreement or any of the other Financing Agreements.  Except for the amendments expressly set forth above, the text of the Loan Agreement and all other Financing Agreements shall remain unchanged and in full force and effect and the Borrower hereby ratifies and confirms its obligations thereunder.  This Amendment shall not constitute a modification of the Loan Agreement or a course of dealing with the Lender at variance with the Loan Agreement such as to require further notice by the Lender to require strict compliance in the future with the terms of the Loan Agreement and the other Financing Agreements.  Nothing in this Amendment is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of the Obligations or to modify, affect or impair the perfection or continuity of the Lender’s security interests in, security titles or to other Liens on any Collateral for the Obligations.

5.

Representations of the Borrower.  The Borrower represents and warrants as follows:

(a)

The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Illinois;

(b)

The execution, delivery and performance of this Amendment, as amended hereby, are within the Borrower’s legal powers, have been duly authorized by all necessary corporate action and do not contravene (i) the Borrower’s organizational documents, or (ii) any law or any contractual restriction binding on or affecting the Borrower;

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(c)

Except for approvals which have been obtained, no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body, is required for the due execution, delivery and performance by the Borrower of this Amendment;

(d)

This Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms; and

(e)

After giving effect to this Amendment, no Default or Event of Default is existing.

6.

Effectiveness; Conditions Precedent.  The provisions of this Amendment shall become effective and be deemed effective as of the date hereof, upon the occurrence of each of the following, to the satisfaction of the Lender:

(a)

The representations and warranties made by or with respect to the Borrower under the Loan Agreement, as amended hereby, and the other Financing Agreements, shall be true and correct in all respects;

(b)

This Amendment shall have been duly executed and delivered by the Borrower and the Lender; and

(c)

The Lender shall have received such other documents as the Lender may request.

7.

Release. As further consideration to induce the Lender to execute, deliver and perform this Amendment, the Borrower represents and warrants that there are no claims, causes of action, suits, debts, obligations, liabilities, demands of any kind, character or nature whatsoever, fixed or contingent, which the Borrower may have, or claim to have, against the Lender with respect to the subject matter hereof, the Financing Agreements or matters relating thereto, or any of them, and the Borrower hereby releases, acquits and forever discharges the Lender and its agents, employees, officers, directors, servants, representatives, attorneys, affiliates, successors and assigns (collectively, the “Released Parties”) from any and all liabilities, claims, suits, debts, causes of action and the like of any kind, character or nature whatsoever, known or unknown, fixed or contingent that the Borrower may have, or claim to have, against each of the such Released Parties with respect to the subject matter hereof, the Financing Agreements or matters relating thereto from the beginning of time until and through the dates of execution and delivery of this Amendment.

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8.

Counterparts.  This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement. Any signatures delivered by a party by facsimile transmission shall be deemed an original signature hereto.

9.

Governing Law.  This Amendment shall be deemed to be made pursuant to the laws of the State of Georgia with respect to agreements made and to be performed wholly in the State of Georgia and shall be construed, interpreted, performed and enforced in accordance therewith.

10.

References and Effect on the Financing Agreements. Upon the effectiveness of this Amendment, on and after the date hereof each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Loan Agreement, and each reference in the other Financing Agreements to the “Loan Agreement,” “thereunder,” “thereof” or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as amended hereby.

11.

Costs and Fees. The Borrower agrees to pay on demand all reasonable costs and expenses in connection with the preparation, execution, delivery and administration of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Lender with respect thereto and with respect to advising the Lender as to its rights and responsibilities hereunder and thereunder.

12.

Reaffirmation of Guaranty.  The undersigned guarantors, in their respective capacity as a Guarantor under the Guarantee, dated as of February 8, 2001, reaffirms that such Guarantee shall in all respects be and continue in full force and effect.

13.

Financing Agreement.  This Amendment shall be deemed to be a Financing Agreement for all purposes under the Loan Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized officers or representatives to execute and deliver this Amendment as of the day and year first above written.

LENDER

CONGRESS FINANCIAL CORPORATION

(Southwest)

By:  /s/ Mark M. Galovic

Title:  Vice President

Address:

c/o Congress Financial Corporation (Southwest)

Heritage Square II

Suite 1050

5001 LBJ Freeway

Dallas, Texas 75244

BORROWER CHAMPION PARTS, INC. By: /s/ Jerry A. Bragiel Title: President and CEO Executive Office: 2000 West Avenue B Hope, Arkansas 71801
GUARANTORS: SUPER PARTS RE BUILDERS, INC. By: /s/ Jerry A. Bragiel Title: President
CPR PROPERTIES, INC. By: /s/ Jerry A. Bragiel Title: President

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